UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM	8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 12, 2025

X4 PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38295	27-3181608
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

61 North Beacon Street,	4th Floor
Boston,	Massachusetts	02134
(Address of principal executive offices)		(Zip Code)

(857) 529-8300
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)
_______________________________________________________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	XFOR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Definitive Material Agreement.
On August 12, 2025, X4 Pharmaceuticals, Inc. previously announced the entry into a Securities Purchase Agreement with certain institutional investors for the offering and sale of $60 million of common stock and pre-funded warrants (the “First Private Placement”). Also on August 12, 2025, the Company subsequently entered into a separate Securities Purchase Agreement and Registration Rights Agreement with a third-party investment fund, under which the Company has agreed to sell pre-funded warrants to purchase up to 17,618,041 shares of common stock for gross proceeds of approximately $25,000,000 million and register the underlying securities for resale (the “Second Private Placement”). The purchase price per pre-funded warrant is $1.419. The pre-funded warrants have an exercise price of $0.001 per share, are exercisable at any time after their original issuance and will not expire. On August 13, 2025, the Company closed the foregoing financing transactions and raised aggregate gross proceeds of $85,000,000 million, before deducting placement agent fees and other expenses. Following the closing, the fully-diluted shares outstanding will be approximately 87.2 million.

The securities sold in this financing are being made in a transaction not involving a public offering and have not been registered under the Securities Act of 1933, as amended, and may not be offered or sold in the United States except pursuant to an effective registration statement or an applicable exemption from the registration requirements. X4 has agreed to file a registration statement with the Securities and Exchange Commission registering the resale of the shares of common stock and the shares of its common stock underlying the pre‐funded warrants sold in this financing. This press release shall not constitute an offer to sell or a solicitation of an offer to buy these securities, nor shall there be any sale of these securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state or other jurisdiction.

Copies of the Securities Purchase Agreement and the Registration Rights Agreement are filed as Exhibits 10.1 and 10.2 hereto, respectively, and incorporated by reference herein.

Item 3.02	Unregistered Sales of Equity Securities.
To the extent required by Item 3.02 of Form 8-K, the information contained above in Item 1.01 relating to the Second Private Placement is hereby incorporated by reference into this Item 3.02. Based in part upon the representations of the Investors in the Securities Purchase Agreement, the offering and sale of the securities will be made in reliance on the exemption afforded by Regulation D under the Securities Act of 1933, as amended (the “Securities Act”), and corresponding provisions of state securities or “blue sky” laws. The securities will not be registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent registration with the SEC or an applicable exemption from the registration requirements. The sale of the securities will not involve a public offering and will be made without general solicitation or general advertising. The Investors represented that they are accredited investors, as such term is defined in Rule 501(a) of Regulation D under the Securities Act, and that they are acquiring the securities for investment purposes only and not with a view to any resale, distribution or other disposition of the securities in violation of the U.S. federal securities laws. A Form D filing will be made following the closing of the Second Private Placement in accordance with the requirements of Regulation D.

Neither this Current Report on Form 8-K nor any exhibit attached hereto is an offer to sell or the solicitation of an offer to buy shares of Common Stock or other securities of the Company.

Item 8.01	Other Events.
On August 13, 2025, the Company issued a press release announcing the closing of the First Private Placement and the Pricing of the Second Private Placement. A copy of the press release is filed as Exhibit 99.1 hereto and incorporated by reference herein.

Forward-Looking Statements

This Form 8-K contains forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995, including without limitation express or implied statements regarding the expected closing of the Private Placement, anticipated proceeds from the Private Placement and the use thereof, the Company’s plans to file a registration statement to register the resale of the shares of Common Stock to be issued and sold in the Private Placement and the issuance of the shares of Common Stock issuable upon exercise of the Pre-Funded Warrants, and the anticipated timeline of the leadership changes and related compensation arrangements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “target,” “should,” “would,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Actual results or events could differ materially from the plans, intentions and expectations disclosed in these forward-looking statements as a result of various important factors, including risks relating to the Company’s inability, or the inability of the Investors, to satisfy the conditions to closing for the Private Placement; the closing of the Private Placement; and other risks and uncertainties described under the caption “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025 and Quarterly Report on Form 10-Q for the quarter ended June 30, 2025, which is on file with the SEC; and risks described in other filings that the Company makes with the SEC in the future. Any forward-looking statements contained in this Form 8-K speak only as of the date hereof, and the Company expressly disclaims any obligation to update any forward-looking statements, whether because of new information, future events or otherwise.

Item 9.01	Financial Statements and Exhibits.
Exhibit No.	Description
10.1	Securities Purchase Agreement, dated August 12, 2025, by and among X4 Pharmaceuticals, Inc. and the persons party thereto.
10.2	Registration Rights Agreement, dated August 12, 2025, by and among X4 Pharmaceuticals, Inc. and the persons party thereto.
99.1	Press Release issued by X4 Pharmaceuticals, Inc., dated August 13, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

X4 PHARMACEUTICALS, INC.

Date: August 13, 2025	By:	/s/ Natasha Thoren
Natasha Thoren
Chief Legal Officer